Exhibit 14(a)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MARY JANE B. FORTIN, MALLARY REZNIK, JENNIFER POWELL and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant (Product)                                          File Nos.
--------------------                                    -----------------------
VALIC Separate Account A (Equity Director, no
  guarantee)                                            333-170476 / 811-03240

VALIC Separate Account A (GUP, guarantee)               002-32783 / 811-03240

VALIC Separate Account A (Impact, guarantee)            002-96223 / 811-03240

VALIC Separate Account A (Independence Plus, guarantee) 333-124398 / 811-03240

VALIC Separate Account A (Portfolio Director, no
  guarantee)                                            333-137942 / 811-03240

VALIC Separate Account A (Portfolio Director,
  guarantee)                                            033-75292 / 811-03240

VALIC Separate Account A (Potentia, guarantee)          333-49232 / 811-03240

 Signature                             Title                        Date
 ---------                             -----                        ----

 JAY S. WINTROB       Chairman of the Board, President and
 -------------------  Chief Executive Officer
 JAY S. WINTROB                                                April 28, 2014

 THOMAS J. DIEMER     Director, Senior Vice President and
 -------------------  Chief Risk Officer
 THOMAS J. DIEMER                                              April 28, 2014

 JEFFREY M. FARBER    Director
 -------------------
 JEFFREY M. FARBER                                             April 28, 2014

 MARY JANE B. FORTIN  Director, Executive Vice President and
 -------------------  Chief Financial Officer
 MARY JANE B. FORTIN                                           April 28, 2014

 DEBORAH A GERO       Director, Senior Vice President and
 -------------------  Chief Investment Officer
 DEBORAH A. GERO                                               April 28, 2014

 JANA W. GREER        Director and President - Individual
 -------------------  Retirement
 JANE W. GREER                                                 April 28, 2014

 STEPHEN A. MAGINN    Director, Senior Vice President and
 -------------------  Chief Distribution Officer
 STEPHEN A. MAGINN                                             April 28, 2014

 JAME A. MALLON       Director and President - Life and
 -------------------  Accident & Health
 JAMES A. MALLON                                               April 28, 2014

 JONATHAN J. NOVAK    Director and President - Institutional
 -------------------  Markets
 JONATHAN J. NOVAK                                             April 28, 2014

 CURTIS W. OLSON      Director and President - Group Benefits
 -------------------
 CURTIS W. OLSON                                               April 28, 2014

 STEVEN D. ANDERSON   Vice President and Controller
 -------------------
 STEVEN D. ANDERSON                                            April 28, 2014

                                  Page 2 of 2